12. Employee and Director Benefit Programs	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Employee and Director Benefit Programs

(12)	Employee and Director Benefit Programs

The Company has a profit sharing and 401(k) plan for the benefit of substantially all employees subject to certain minimum age and service requirements. Under the 401(k) plan, the Company matched employee contributions to a maximum of 3.50% of annual compensation in 2012 and 2.50% of annual compensation in 2011 and 2010.  The Company’s contribution pursuant to this formula was approximately $345,000, $219,000 and $208,000 for the years 2012, 2011 and 2010, respectively.  Investments of the 401(k) plan are determined by the compensation committee consisting of selected outside directors and senior executive officers.  No investments in Company stock have been made by the 401(k) plan. The vesting schedule for the 401(k) plan begins at 20 percent after two years of employment and graduates 20 percent each year until reaching 100 percent after six years of employment.

In December 2001, the Company initiated a postretirement benefit plan to provide retirement benefits to key officers and its Board of Directors and to provide death benefits for their designated beneficiaries.  Under the postretirement benefit plan, the Company purchased life insurance contracts on the lives of the key officers and each director.  The increase in cash surrender value of the contracts constitutes the Company’s contribution to the postretirement benefit plan each year.  Postretirement benefit plan participants are to be paid annual benefits for a specified number of years commencing upon retirement. Expenses incurred for benefits relating to the postretirement benefit plan were approximately $546,000, $355,000 and $279,000 for the years 2012, 2011 and 2010, respectively.

The Company is currently paying medical benefits for certain retired employees. Postretirement medical benefits expense, including amortization of the transition obligation, as applicable, was approximately $24,000 for the year ended December 31, 2012 and approximately $23,000 for each of the years ended December 31, 2011 and 2010.

The following table sets forth the change in the accumulated benefit obligation for the Company’s two postretirement benefit plans described above:

(Dollars in thousands)
	2012	2011

Benefit obligation at beginning of period	$2,923	2,607
Service cost	430	303
Interest cost	89	64
Benefits paid	(60)	(51)

Benefit obligation at end of period	$3,382	2,923

The amounts recognized in the Company’s Consolidated Balance Sheet as of December 31, 2012 and 2011 are shown in the following two tables:

(Dollars in thousands)
	2012	2011

Benefit obligation	$3,382	2,923
Fair value of plan assets	-	-

(Dollars in thousands)
	2012	2011

Funded status	$(3,382)	(2,923)
Unrecognized prior service cost/benefit	-	-
Unrecognized net actuarial loss	-	-

Net amount recognized	$(3,382)	(2,923)

Unfunded accrued liability	$(3,382)	(2,923)
Intangible assets	-	-

Net amount recognized	$(3,382)	(2,923)

Net periodic benefit cost of the Company’s post retirement benefit plans for the years ended December 31, 2012 and 2011 consisted of the following:

(Dollars in thousands)
	2012	2011

Service cost	$430	303
Interest cost	89	64

Net periodic cost	$519	367

Weighted average discount rate assumption used to
determine benefit obligation	5.43%	6.59%

During the year ended December 31, 2012, the Company paid benefits under the two postretirement plans totaling $60,000.  Information about the expected benefit payments for the Company’s two postretirement benefit plans is as follows:

(Dollars in thousands)

Year ending December 31,
2013	$130
2014	$219
2015	$250
2016	$251
2017	$283
Thereafter	$8,944